SUB-ITEM 77Q1 (E)

                                AMENDMENT NO. 21
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT

     This amendment dated as of April 30, 2010, amends the Master Investment Advisory Agreement (the "Agreement"), dated May 1, 2000, between AIM Variable Insurance Funds, a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                                  WITNESSETH:

     WHEREAS, AIM Variable Insurance Funds is now named AIM Variable Insurance Funds (Invesco Variable Insurance Funds); and

     WHEREAS, the following Funds have been renamed:

CURRENT NAME                                              NEW NAME
------------                               --------------------------------------
AIM V.I. Basic Balanced Fund               Invesco V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund                  Invesco V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund         Invesco V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund          Invesco V.I. Capital Development Fund
AIM V.I. Core Equity Fund                  Invesco V.I. Core Equity Fund
AIM V.I. Diversified Income Fund           Invesco V.I. Diversified Income Fund
AIM V.I. Dynamics Fund                     Invesco V.I. Dynamics Fund
AIM V.I. Financial Services Fund           Invesco V.I. Financial Services Fund
AIM V.I. Global Health Care Fund           Invesco V.I. Global Health Care Fund
AIM V.I. PowerShares ETF Allocation Fund   Invesco V.I. Global Multi-Asset Fund
AIM V.I. Global Real Estate Fund           Invesco V.I. Global Real Estate Fund
AIM V.I. Government Securities Fund        Invesco V.I. Government Securities Fund
AIM V.I. High Yield Fund                   Invesco V.I. High Yield Fund
AIM V.I. International Growth Fund         Invesco V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund             Invesco V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund                      Invesco V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund          Invesco V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund                 Invesco V.I. Money Market Fund
AIM V.I. Small Cap Equity Fund             Invesco V.I. Small Cap Equity Fund
AIM V.I. Technology Fund                   Invesco V.I. Technology Fund
AIM V.I. Utilities Fund                    Invesco V.I. Utilities Fund

     NOW, THEREFORE, the parties agree that:

     1. All references to AIM Variable Insurance Fund in the Agreement are deleted and hereby replaced with AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

     2. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                   "APPENDIX A
                            FUNDS AND EFFECTIVE DATES

                                                       EFFECTIVE DATE OF
                    NAME OF FUND                      ADVISORY AGREEMENT
                    ------------                      ------------------
Invesco V.I. Basic Balanced Fund                      May 1, 2000
Invesco V.I. Basic Value Fund                         September 10, 2001
Invesco V.I. Capital Appreciation Fund                May 1, 2000
Invesco V.I. Capital Development Fund                 May 1, 2000
Invesco V.I. Core Equity Fund                         May 1, 2000
Invesco V.I. Diversified Income Fund                  May 1, 2000
Invesco V.I. Dynamics Fund                            April 30, 2004
Invesco V.I. Financial Services Fund                  April 30, 2004
Invesco V.I. Global Health Care Fund                  April 30, 2004
Invesco V.I. Global Multi-Asset Fund                  October 22, 2008
Invesco V.I. Global Real Estate Fund                  April 30, 2004
Invesco V.I. Government Securities Fund               May 1, 2000
Invesco V.I. High Yield Fund                          May 1, 2000
Invesco V.I. International Growth Fund                May 1, 2000
Invesco V.I. Large Cap Growth Fund                    September 1, 2003
Invesco V.I. Leisure Fund                             April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund                 September 10, 2001
Invesco V.I. Money Market Fund                        May 1, 2000
Invesco V.I. Small Cap Equity Fund                    September 1, 2003
Invesco V.I. Technology Fund                          April 30, 2004
Invesco V.I. Utilities Fund                           April 30, 2004
Invesco V.I. Dividend Growth Fund                     February 12, 2010
Invesco V.I. Global Dividend Growth Fund              February 12, 2010
Invesco V.I. High Yield Securities Fund               February 12, 2010
Invesco V.I. Income Builder Fund                      February 12, 2010
Invesco V.I. S&P 500 Index Fund                       February 12, 2010
Invesco V.I. Select Dimensions Balanced Fund          February 12, 2010
Invesco V.I. Select Dimensions Dividend Growth Fund   February 12, 2010
Invesco V.I. Select Dimensions Equally-Weighted
   S&P 500 Fund                                       February 12, 2010
Invesco Van Kampen V.I. Capital Growth Fund           February 12, 2010
Invesco Van Kampen V.I. Comstock Fund                 February 12, 2010
Invesco Van Kampen V.I. Equity and Income Fund        February 12, 2010
Invesco Van Kampen V.I. Global Tactical Asset
   Allocation Fund                                    February 12, 2010
Invesco Van Kampen V.I. Global Value Equity Fund      February 12, 2010
Invesco Van Kampen V.I. Government Fund               February 12, 2010
Invesco Van Kampen V.I. Growth and Income Fund        February 12, 2010
Invesco Van Kampen V.I. High Yield Fund               February 12, 2010
Invesco Van Kampen V.I. International Growth
   Equity Fund                                        February 12, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund           February 12, 2010
Invesco Van Kampen V.I. Mid Cap Value Fund            February 12, 2010
Invesco Van Kampen V.I. Value Fund                    February 12, 2010

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

     The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                        INVESCO V.I. BASIC BALANCED FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $150 million................................................       0.75%
Over $150 million.................................................       0.50%

                          INVESCO V.I. BASIC VALUE FUND
                       INVESCO V.I. LARGE CAP GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million................................................      0.695%
Next $250 million.................................................       0.67%
Next $500 million.................................................      0.645%
Next $1.5 billion.................................................       0.62%
Next $2.5 billion.................................................      0.595%
Next $2.5 billion.................................................       0.57%
Next $2.5 billion.................................................      0.545%
Over $10 billion..................................................       0.52%

                     INVESCO V.I. CAPITAL APPRECIATION FUND
                          INVESCO V.I. CORE EQUITY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million................................................       0.65%
Over $250 million.................................................       0.60%

                      INVESCO V.I. CAPITAL DEVELOPMENT FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $350 million................................................       0.75%
Over $350 million.................................................      0.625%

                      INVESCO V.I. DIVERSIFIED INCOME FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million................................................       0.60%
Over $250 million.................................................       0.55%

                           INVESCO V.I. DYNAMICS FUND
                       INVESCO V.I. SMALL CAP EQUITY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million................................................      0.745%
Next $250 million.................................................       0.73%
Next $500 million.................................................      0.715%
Next $1.5 billion.................................................       0.70%
Next $2.5 billion.................................................      0.685%
Next $2.5 billion.................................................       0.67%
Next $2.5 billion.................................................      0.655%
Over $10 billion..................................................       0.64%

                      INVESCO V.I. FINANCIAL SERVICES FUND
                      INVESCO V.I. GLOBAL HEALTH CARE FUND
                      INVESCO V.I. GLOBAL REAL ESTATE FUND
                            INVESCO V.I. LEISURE FUND
                          INVESCO V.I. TECHNOLOGY FUND

NET ASSETS                                                            ANNUAL RATE
----------                                                            -----------
First $250 million................................................       0.75%
Next $250 million.................................................       0.74%
Next $500 million.................................................       0.73%
Next $1.5 billion.................................................       0.72%
Next $2.5 billion.................................................       0.71%
Next $2.5 billion.................................................       0.70%
Next $2.5 billion.................................................       0.69%
Over $10 billion..................................................       0.68%

                     INVESCO V.I. GOVERNMENT SECURITIES FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million................................................       0.50%
Over $250 million.................................................       0.45%

                          INVESCO V.I. HIGH YIELD FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $200 million................................................       0.625%
Next $300 million.................................................        0.55%
Next $500 million.................................................        0.50%
Over $1 billion...................................................        0.45%

                     INVESCO V.I. INTERNATIONAL GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million................................................       0.75%
Over $250 million.................................................       0.70%

                      INVESCO V.I. MID CAP CORE EQUITY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million................................................      0.725%
Next $500 million.................................................      0.700%
Next $500 million.................................................      0.675%
Over $1.5 billion.................................................       0.65%

                         INVESCO V.I. MONEY MARKET FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million................................................       0.40%
Over $250 million.................................................       0.35%

                      INVESCO V.I. GLOBAL MULTI-ASSET FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million................................................       0.67%
Next $250 million.................................................      0.655%
Next $500 million.................................................       0.64%
Next $1.5 billion.................................................      0.625%
Next $2.5 billion.................................................       0.61%
Next $2.5 billion.................................................      0.595%
Next $2.5 billion.................................................       0.58%
Over $10 billion..................................................      0.565%

                           INVESCO V.I. UTILITIES FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
All Assets........................................................       0.60%

                        INVESCO V.I. DIVIDEND GROWTH FUND
               INVESCO V.I. SELECT DIMENSIONS DIVIDEND GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million................................................      0.545%
Over $750 million.................................................       0.42%
Next $1 billion...................................................      0.395%
Over $2 billion...................................................       0.37%

                    INVESCO V.I. GLOBAL DIVIDEND GROWTH FUND
                INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $1 billion..................................................       0.67%
Next $500 million.................................................      0.645%
Next $1 billion...................................................       0.62%
Next $1 billion...................................................      0.595%
Next $1 billion...................................................       0.57%
Over $4.5 billion.................................................      0.545%

                     INVESCO V.I. HIGH YIELD SECURITIES FUND
                     INVESCO VAN KAMPEN V.I. HIGH YIELD FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million................................................       0.42%
Next $250 million.................................................      0.345%
Next $250 million.................................................      0.295%
Next $1 billion...................................................       0.27%
Next $1 billion...................................................      0.245%
Over $3 billion...................................................       0.22%

                        INVESCO V.I. INCOME BUILDER FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million................................................       0.67%
Over $500 million.................................................      0.645%

                         INVESCO V.I. S&P 500 INDEX FUND
          INVESCO V.I. SELECT DIMENSIONS EQUALLY-WEIGHTED S&P 500 FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $2 billion..................................................       0.12%
Over $2 billion...................................................       0.10%

                  INVESCO V.I. SELECT DIMENSIONS BALANCED FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million................................................       0.52%
Over $500 million.................................................      0.495%

                   INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million................................................       0.70%
Next $500 million.................................................       0.65%
Over $1 billion...................................................       0.60%

                      INVESCO VAN KAMPEN V.I. COMSTOCK FUND
                 INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million................................................       0.60%
Over $500 million.................................................       0.55%

                 INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $150 million................................................       0.50%
Next $100 million.................................................       0.45%
Next $100 million.................................................       0.40%
Over $350 million.................................................       0.35%

          INVESCO VAN KAMPEN V.I. GLOBAL TACTICAL ASSET ALLOCATION FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $750 million................................................       0.75%
Next $750 million.................................................       0.70%
Over $1.5 billion.................................................       0.65%

                     INVESCO VAN KAMPEN V.I. GOVERNMENT FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million................................................       0.50%
Next $500 million.................................................       0.45%
Over $1 billion...................................................       0.40%

            INVESCO VAN KAMPEN V.I. INTERNATIONAL GROWTH EQUITY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $1 billion..................................................       0.75%
Over $1 billion...................................................       0.70%

                   INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million................................................       0.75%
Next $500 million.................................................       0.70%
Over $1 billion...................................................       0.65%

                   INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $1 billion..................................................       0.72%
Over $1 billion...................................................       0.65%

                       INVESCO VAN KAMPEN V.I. VALUE FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million................................................       0.55%
Next $500 million.................................................       0.50%
Over $1 billion...................................................       0.45%"

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.

                                        AIM VARIABLE INSURANCE FUNDS
                                        (INVESCO VARIABLE INSURANCE FUNDS)


Attest:                                 By: /s/ John M. Zerr
       ------------------------------       John M. Zerr
       Assistant Secretary                  Senior Vice President

(SEAL)

                                        INVESCO ADVISERS, INC.


Attest:                                 By: /s/ John M. Zerr
        -----------------------------       John M. Zerr
        Assistant Secretary                 Senior Vice President

(SEAL)